                                                                  EXHIBIT 10.76

                                  JAY FABRIKANT
                        Medical Development Systems, Inc.
                                560 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

August 13, 1997

Board of Directors
Sterling Vision, Inc.
1500 Hempstead Turnpike
East Meadow, New York  11554

Gentlemen:

Reference is made to the 200,000 stock options previously granted to me by Sterling Vision, Inc.'s Board of Directors (collectively, the "Options").

When executed, this letter will serve to confirm my advice to you that I hereby relinquish any and all rights to receive said Options, ab initio.

                                Very truly yours,

                                /s/

                                Jay Fabrikant

JF/pas

options

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                                DR. EDWARD COHEN
                              400 East 56th Street
                            New York, New York 10022

August 13, 1997

Board of Directors
Sterling Vision, Inc.
1500 Hempstead Turnpike
East Meadow, New York  11554

Gentlemen:

Reference is made to the 66,667 stock options previously granted to me by Sterling Vision, Inc.'s Board of Directors (collectively, the "Options").

When executed, this letter will serve to confirm my advice to you that I hereby relinquish any and all rights to receive said Options, ab initio.

                                Very truly yours,

                                /s/

                                Dr. Edward Cohen

JF/pas

options

                                DR. ROBERT COHEN
                             1500 Hempstead Turnpike
                           East Meadow, New York 11554

August 13, 1997

Board of Directors
Sterling Vision, Inc.
1500 Hempstead Turnpike

East Meadow, New York  11554

Gentlemen:

Reference is made to the 66,667 stock options previously granted to me by Sterling Vision, Inc.'s Board of Directors (collectively, the "Options").

When executed, this letter will serve to confirm my advice to you that I hereby relinquish any and all rights to receive said Options, ab initio.

                                Very truly yours,

                                /s/

                                Dr. Robert Cohen

JF/pas

options

                                 DR. ALAN COHEN
                             1500 Hempstead Turnpike
                           East Meadow, New York 11554

August 13, 1997

Board of Directors
Sterling Vision, Inc.
1500 Hempstead Turnpike
East Meadow, New York  11554

Gentlemen:

Reference is made to the 66,667 stock options previously granted to me by Sterling Vision, Inc.'s Board of Directors (collectively, the "Options").

When executed, this letter will serve to confirm my advice to you that I hereby relinquish any and all rights to receive said Options, ab initio.

                                Very truly yours,

                                /s/

                                 Dr. Alan Cohen

JF/pas

options